EXHIBIT 10.3

                 Proposed Form of Employee Stock Ownership Plan





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                             RIVERVIEW SAVINGS BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                1997 Restatement

                            Effective January 1, 1997





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                                TABLE OF CONTENTS


                                                                           Page

INDEX OF TERMS.............................................................  iv

ARTICLE I     Background; Relevant Dates; Qualification

              1.01     Effective Date; Plan Year;
                       Limitation Year; Valuation Dates....................   2
              1.02     Qualification.......................................   2

ARTICLE II    Application to the Company and Affiliates

              2.01     Eligible Employers..................................   3
              2.02     Service for Affiliates..............................   3
              2.03     Adoption Procedure..................................   4

ARTICLE III   Eligibility and Service

              3.01     Conditions of Eligibility...........................   5
              3.02     Service.............................................   5
              3.03     Leaves of Absence...................................   7
              3.04     Break in Service....................................   8

ARTICLE IV    Compensation; General Contribution Rules

              4.01     Application of Provisions...........................  10
              4.02     Compensation........................................  10
              4.03     Deductibility.......................................  12
              4.04     Limit on Annual Additions...........................  12
              4.05     Adjustments to Satisfy Limits.......................  14

ARTICLE V     ESOP Contributions, Allocations, etc.

              5.01     ESOP Contributions..................................  16
              5.02     Time of Payment.....................................  17
              5.03     Leveraged ESOP Suspense Accounts....................  17
              5.04     Allocations From Leveraged ESOP Suspense Account....  18
              5.05     Treatment of Dividends..............................  19
              5.06     Limitations on Allocations of Special Assets........  20
              5.07     Limitation on Allocations to Highly
                         Compensated Participants..........................  21

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ARTICLE VI     Participants' Accounts

              6.01    Participants' Accounts...............................  22
              6.02    Valuations and Adjustments...........................  22
              6.03    Rollovers............................................  22

ARTICLE VII    Retirements Benefits

              7.01    Entitlement; Retirement Dates; Participation
                      After Mandatory Benefit Starting Date................  23
              7.02    Amount and Form of Benefit...........................  23
              7.03    Application for Benefits; Time of Payment............  24
              7.04    Distribution Rules...................................  26
              7.05    Distribution and Transfer of Company Stock...........  26
              7.06    Right to Sell Distributed Shares.....................  26
              7.07    Right of First Refusal...............................  28

ARTICLE VIII   Benefits on Death or Disability

              8.01    Benefits on Death....................................  30
              8.02    Benefits on Disability...............................  30
              8.03    Designation of Beneficiary...........................  30

ARTICLE IX     Benefits After Termination of Employment

              9.01    Vesting..............................................  33
              9.02    Distributable Amount.................................  33
              9.03    Payment of Benefits..................................  33
              9.04    Forfeiture of Unvested Amounts.......................  35
              9.05    Restoration of Forfeited Amounts.....................  35
              9.06    Vesting After Rehire.................................  36

ARTICLE X      Plan Administration

             10.01    Administrative Committee.............................  38
             10.02    Company and Employer Functions.......................  39
             10.03    Claims Procedure.....................................  39
             10.04    Expenses.............................................  40
             10.05    Indemnity and Bonding................................  40

ARTICLE XI    Investment of Trust Funds

             11.01    Trust Funds..........................................  41
             11.02    ESOP Trust...........................................  41

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             11.03    Voting Company Stock.................................  42
             11.04    ESOP Loans...........................................  42

ARTICLE XII   Amendment; Termination; Merger

             12.01    Amendment............................................  44
             12.02    Termination..........................................  44
             12.03    Treatment of Employers...............................  45
             12.04    Merger...............................................  45

ARTICLE XIII  Miscellaneous Provisions

             13.01    Information Furnished................................  46
             13.02    Applicable Law.......................................  46
             13.03    Plan Binding on All Parties..........................  46
             13.04    Not A Contract of Employment.........................  46
             13.05    Notices..............................................  46
             13.06    Benefits Not Assignable; Qualified Domestic
                      Relations Orders.....................................  46
             13.07    Nondiscrimination....................................  47
             13.08    Nonreversion of Assets...............................  47

ARTICLE XIV   Special Top-Heavy Plan Rules

             14.01    General..............................................  48
             14.02    Vesting..............................................  48
             14.03    Minimum Contribution.................................  48
             14.04    Definitions..........................................  50
             14.05    Special Rules........................................  50


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                                 INDEX OF TERMS

Term                                                                      Page

Absence because of Maternity or Paternity...................................8
Affiliate...................................................................3
Annual Addition............................................................13

Beneficiary................................................................30
Break in Service............................................................8
Break-in-Service Year.......................................................8

Committee..................................................................38
Company.....................................................................1
Company Stock..............................................................16
Compensation...............................................................10

Death Benefit..............................................................30
Deferred Retirement Date...................................................23
Disabled Participant.......................................................30

ESOP........................................................................1
ESOP Loan..................................................................42
ESOP Trust.................................................................41
Effective Date..............................................................2
Eligible Rollover Distribution.............................................25
Eligibility.................................................................5
Employer....................................................................3
Employment Year.............................................................6
Entry Date..................................................................5

Highly Compensated Employee................................................11
Hours of Service............................................................6

Key Employee...............................................................49

Leave of Absence............................................................7
Leveraged Company Stock....................................................42
Leveraged ESOP Suspense Account............................................17
Limitation Year.............................................................2

Non-Key Employee...........................................................50
Normal Retirement Date.....................................................23


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Participant.................................................................5
Plan........................................................................2
Plan Year...................................................................2
Publicly Traded............................................................26

Qualified Domestic Relations Order.........................................46
Qualified Employee..........................................................5

Service.....................................................................5
Service Year................................................................5

Top-Heavy Plan.............................................................50
Trustee....................................................................41

Valuation Date..............................................................2

Year of Service.............................................................6

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                             RIVERVIEW SAVINGS BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                1997 Restatement

                            Effective January 1, 1997




Riverview Savings Bank
700 N.E. Fourth Avenue
Camas, Washington 98607                                                  Company


                                    ARTICLE I

                    Background; Relevant Dates; Qualification

     In order to provide eligible employees with the benefits of having Company stock held for them through a tax-qualified retirement plan, the Company has adopted this amended and restated employee stock ownership plan ("ESOP" or "Plan") effective January 1, 1997 to invest primarily in stock of the Company or any Affiliate of the Company. The assets of the Plan will be held in the Company Employee Stock Ownership Trust ("Trust"), which is intended to form a part of the ESOP.

     The Company previously maintained the Riverview Savings Bank Retirement, Savings and Employee Stock Ownership Plan (the "Former Plan"), which consisted of two separate plans (i) a 401(k) profit sharing plan and (ii) this employee stock ownership plan. The Former Plan's 401(k) profit sharing plan and its related trust were amended and restated effective __________, 1997 and are now contained in a separate plan document. This amended and restated plan relates to the separate plan within the Former Plan which consisted of an employee stock ownership plan. The Former Plan's employee stock ownership trust remains in effect with respect to this Plan.


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     1.01 Effective Date; Plan Year; Limitation Year; Valuation Dates

          1.01-1 The Plan, as amended and restated, shall be effective January 1, 1997.

          1.01-2 The Plan Year and Limitation Year shall be a calendar year beginning January 1 and ending December 31 of each year.

          1.01-3 The last day of each Plan Year shall be the regular valuation date. Each other date on which the trust assets are valued at the request of the Committee shall be a special valuation date.

     1.02 Qualification

          1.02-1 The Plan and the related Trust are maintained for the exclusive benefit of eligible employees and are intended to comply with sections 401(a), 409, 4975 and 501 of the Internal Revenue Code and applicable regulations. The Plan and the related Trust are intended to qualify as an employee stock ownership plan and are designed to invest primarily in shares of Company Stock.

          1.02-2 If the Commissioner of Internal Revenue rules that this amended restated ESOP and the related Trust do not qualify under sections 401(a), 409, 4975 and 501 of the Internal Revenue Code, the Company may, within the time permitted by applicable law and regulations, amend them retroactively to qualify or may rescind them.


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                                   ARTICLE II

                    Application to the Company and Affiliates

     2.01 Eligible Employers

          2.01-1 The Company has adopted this Plan, and any affiliate approved by the Company may adopt this Plan for its employees.

          2.01-2 "Affiliate" means a corporation, person or other entity that is a member, with an Employer, of any of the following:

          (a) A controlled group under section 414(b) of the Internal Revenue Code.

          (b) A group of trades or businesses under common control under section 414(c) of the Internal Revenue Code.

          (c) An affiliated service group under section 414(m) of the Internal Revenue Code.

          (d) A group of businesses required to be aggregated under section 414(o) of the Internal Revenue Code.

          2.01-3 "Employer" means the Company and any adopting Affiliate. This Plan is or may be a single plan maintained by multiple employers in which all of the Plan assets are available to pay benefits for all participants.

     2.02 Service for Affiliates

          2.02-1 Transfer of employment from one Affiliate to another shall not cause a termination or Break in Service.

          2.02-2 Work for any Affiliate, whether or not an adopting Employer, shall be counted as Service after the business becomes an Affiliate or an earlier date fixed by the Company or in a statement of adoption.

          2.02-3 If a business is acquired by the Company or an Affiliate and not continued as a separate Affiliate, Service for employees of the acquired business who become employees of the Company or the acquiring Affiliate shall be counted from their date of hire by the Company or the Affiliate. Past service for the acquired business may be counted from dates fixed by the Company, filed with the Committee and announced to affected employees.


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          2.02-4 If an employee is  employed  by two or more  Affiliates  at the same time, the following rules shall apply:

          (a) Service for both Affiliates shall count to determine whether a Service Year is a Year of Service.

          (b) The employee shall receive an allocation of ESOP contributions, if any, based on compensation from each Employer.

     2.03 Adoption Procedure

     An Affiliate may adopt this Plan by a written statement signed by the Affiliate, approved by the Company and filed with the Trustee. The statement shall include the effective date of adoption and any special provisions that are to be applicable only to employees of the adopting Affiliate.


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                                   ARTICLE III

                             Eligibility and Service

     3.01 Conditions of Eligibility

          3.01-1 An Employee shall participate as follows:

          (a) Participation shall start on the first Entry Date on or next after the date the employee satisfies the following requirements:

               (1) The employee is at least age 21.

               (2) The employee has completed one Year of Service.

               (3) The employee is a Qualified Employee.

          (b) Participation in ESOP contributions and related forfeitures shall continue as provided in 5.01-4.

          3.01-2 "Qualified Employee" means any employee of Employer except the following:

          (a) An employee covered by a collective bargaining agreement that does not provide for participation in this Plan.

          (b) A leased employee treated as an employee for qualified retirement plan purposes solely because of section 414(n) of the Internal Revenue Code.

          3.01-3 Every employee having an account under this Plan shall be known as a participant. The Committee shall inform participants about the Plan and furnish enrollment forms to provide such information as may be required by the Committee and designating beneficiaries.

          3.01-4 "Entry Date" means any January 1 or July 1, and any other date designated by the Committee.

     3.02 Service

          3.02-1 "Service Year" means:

          (a) For initial eligibility under 3.01 and Break in Service under 3.04 the initial Employment Year and each Plan Year starting with the Plan Year in which the initial Employment Year ends.


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          (b) For vesting under 9.01 - a Plan Year.

          (c) For continued participation in contributions and forfeitures - a Plan Year.

          3.02-2 "Employment Year" means the 12-month period starting on the date the employee first performs an Hour of Service.

          3.02-3 "Year of Service" means the following:

          (a) Each Service Year in which an employee has 1,000 or more Hours of Service.

          (b) A Plan Year in which a participant is employed at an annual rate of 1,000 Hours of Service or more in part of the year shall be a Year of Service for participation in contributions and forfeitures (not for vesting) if one of the following applies:

               (1) The partial year ends due to death or disability under 8.02 or retirement.

               (2) The partial year begins on rehire as a Qualified Employee, employment continues through the end of the Plan Year and either a Break in Service has not occurred or pre-Break Service is counted for participation under 3.04-2.

          3.02-4 "Hours of Service" are the following:

          (a) Hours, whether or not worked, for which an employee is directly or indirectly paid or entitled to payment, subject to 3.02-5.

          (b) Regularly scheduled hours during leave of absence under 3.03.

          (c) Hours covered by a back pay award or agreement, regardless of mitigation of damages, unless already counted.

          (d) Hours paid for at or after termination of employment for vacation, holiday, layoff, sick leave, disability or jury duty.

          (e) Hours as a leased employee under 3.01-2(b) or in another non-Qualified Employment capacity.


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          3.02-5 The  following  shall apply to Hours of Service for periods not worked:

          (a)  Hours  shall be  computed  and  attributed  to  Service  Years in
          accordance   with   Department   of   Labor    Regulations    sections
          2530.200b-2(b) and (c).

          (b) Hours directly or indirectly paid for under 3.02-4(a) include regularly scheduled hours during periods of disability when an individual is receiving payments from Employer or from an insurance company under a policy maintained by Employer or under workers' compensation laws.

          (c) Hours directly or indirectly paid for under 3.02-4(a) do not include hours during periods in which an individual receives payments only under unemployment compensation laws, regardless of the source of payment.

          (d) Hours counted under 3.02-4(d) do not include any hours on account of severance pay, except severance pay measured by applying a rate of pay to a period of time.

          3.02-6 Hours of Service shall be credited as follows:

          (a) For an hourly paid employee, actual hours shall be credited under 3.02-4.

          (b) For a salaried employee, 45 hours shall be credited for each week in which the employee has one or more hours as defined in 3.02-4.

     3.03 Leaves of Absence

          3.03-1 An employee on leave of absence shall be treated as employed for all purposed under this plan.

          3.03-2 Leave of absence under 3.03-1 shall mean the following:

          (a) Leave of absence authorized by Employer if the employee returns or
          retires  within  the  time  prescribed  and  otherwise   fulfills  all
          conditions imposed by Employer.

          (b) Leave of absence in accordance with Employer policies because of illness or accident, including disability that does not result in retirement, if the employee returns promptly after recovery.

          (c)  Periods  of  military   service  if  the  employee  returns  with
          employment rights protected by law.




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          3.03-3 In  authorizing  leaves of  absence,  Employer  shall treat all employees who are similarly situated alike as much as possible.

          3.03-4 If a person on leave fails to meet the conditions of the leave or fails to return to work when required, the following shall apply:

          (a) If the leave is not for military service and the failure is because of death, disability under 8.02 or retirement, employment shall be terminated and accrual of Service shall stop when the failure occurs.

          (b) If (a) does not apply, employment shall be terminated and accrual of Service shall stop as of the date the leave began.

          (c) No previous allocation of contributions or forfeitures shall be changed.

          (d) Any resulting forfeiture shall occur not earlier than the end of the Plan Year in which the failure occurs.

     3.04 Break in Service

          3.04-1 A "Break in Service" shall be determined as follows:

          (a) A Break in Service shall occur when an employee has five consecutive Break- in-Service Years.

          (b) Subject to (c), a "Break-in-Service Year" is a Service Year in which an employee who has terminated employment has not more than 500 Hours of Service.

          (c) Regardless of Hours of Service, an employee absent because of maternity or paternity shall not, because of such absence, have a Break-in-Service Year until the second Service Year ending after the Service Year in which the absence begins, subject to (e) below.

          (d) "Absence because of maternity or paternity" means an absence from Service because of any of the following:

               (1) Pregnancy.

               (2) Birth of the employee's child or care following adoption or placement for adoption.

               (3) Adoption of the employee's child or care following adoption or placement for adoption.


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          (e) Paragraph (c) above shall not apply unless the employee  furnishes timely information satisfactory to the Committee to establish the following:

               (1) That the absence was due to maternity or paternity.

               (2) The length of the absence.

          3.04-2 Intermittent periods of Service shall be aggregated until there is a Break in Service. If a Break in Service occurs and the employee has later Service, Service before the Break shall be counted as follows:

          (a) For vesting,  pre-Break  Service  shall be counted if the tests in
          (b) below are met and the employee has a Year of Service after the Break.

          (b) For eligibility for participation, pre-Break Service shall be counted only if either of the following applies:

               (1) The employee had a vested interest before the Break.

               (2) The number of Years of Service before the Break is greater than the number of consecutive Break-in-Service Years.

          3.04-3 If an employee has a Break in Service, has later Service and Service before the Break is counted, the employee shall participate immediately on resumption of employment as a Qualified Employee. If Service before the Break is not counted, the employee shall be treated as newly hired and shall participate when eligible under 3.01. In that event, the first day of Service after rehire shall start a new Employment Year.

          3.04-4 If all or part of a  participant's  account is forfeited  under
     9.04 and the participant has a Break in Service, the forfeited amount shall not be restored on rehire. If the participant resumes Service and Service before the Break is counted for vesting, Service before and after the Break shall be combined for vesting of future contributions.


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                                   ARTICLE IV

                    Compensation; General Contribution Rules

     4.01 Application of Provisions

          The provisions of this Article shall apply to ESOP contributions under
     Article V.

     4.02 Compensation

          4.02-1 "Compensation" means the following subject to the limits in 4.02-2:

          (a) For deductibility under 4.03 and the annual addition limit under 4.04-2, compensation means taxable pay reportable on IRS Form W-2 under Internal Revenue Code section 3401(a), disregarding limitations based on the nature or location of the employment.

          (b) For determination of Highly Compensated Employees under 4.02-3, compensation under (a) above shall be adjusted as follows:

               (1) Amounts described in (c)(1) below shall be included.


               (2) Amounts realized from the exercise of a non-qualified stock option or from the lapse of restrictions on restricted property shall be excluded.

          (c) For the allocations of ESOP contributions under 5.01, compensation means the amount under (a) above adjusted as follows:

               (1) Elective contributions to any tax-qualified retirement plan of one Employer and any amounts set aside by the participant from otherwise taxable income under a welfare benefit plan qualified under section 125 of the Internal Revenue Code shall be included.

               (2) Any reimbursements or other expense allowances, fringe benefits, moving expenses, severance or disability pay and other deferred compensation and welfare benefits shall be excluded.

               (3) Commissions in excess of $50,000 in any Plan Year shall be excluded.

          4.02-2 Compensation shall be limited as follows:


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          (a) The limit of  Compensation  for any participant for a Plan Year or
          Limitation Year shall be $160,000 or the dollar limitation then in effect under section 401(a)(17) of the Internal Revenue Code and the regulations thereunder for such Year.

          (b) For Plan Years ending on or before December 31, 1996, compensation of a Highly Compensated Employee as defined in section 4.02-3 who is a 5 percent owner or is one of the 10 highest paid employees shall be aggregated with compensation from Employer to the spouse or a lineal descendant under age 19 to determine the limit.

          (c) If the limit is exceeded because of aggregation under (b) above, pay counted for each aggregated employee shall be reduced pro rata to stay within the limit.

          (d) Compensation shall be based only upon amounts paid during the Plan Year.

          4.02-3 "Highly Compensated Employee" is defined in section 414(q) of the Internal Revenue Code and related Treasury regulations. In determining which employees are highly compensated employees, the following shall apply:

          (a) For Plan Years ending on or before December 31, 1996, a highly compensated employee for a Plan Year is an employee who has performed services for Employer during the Year or the prior Plan Year and is one of the following:

               (1) An owner of 5 percent or more of an Employer during either Year.

               (2) A person paid over $75,000 for either Year.

               (3) A person paid over $50,000 for either Year who is among the highest paid 20 percent of employees of Employer or either year, aggregating employees of all statutory Affiliates under 2.01-2 and excluding employees to the extent provide by applicable regulations.

               (4) An officer of Employer paid over $45,000 for either Year, or the highest paid officer if no officer is paid over $45,000 for a Year. The number of officers counted in any Year under this provision shall not exceed either 50 or the greater of 3 or 10 percent of the employees of Employer.

               (5) A family member in either Year of a Highly Compensated Employee who is a 5 percent owner or is one of the 10 highest paid employees for the Year. For this purpose, family members include the spouse, lineal


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               ancestors, lineal descendants, and spouses of lineal descendants, and spouses of lineal ancestors and descendants.

          (b) For Plan Years beginning after December 31, 1996, "Highly Compensated Employee" shall be defined as an employee who:

               (1) was at any time a 5 percent owner of the Company, or

               (2) for the preceding Plan Year, was paid over $80,000 (or such greater amount authorized pursuant to Section 414(q) of the
               Code), and, if elected by the Company, was in the top-paid group of employees for such preceding Plan Year.

          (c) The dollar amounts in (a) and (b) above shall be adjusted in accordance with Treasury regulations for changes in cost of living.

          (d) Former employees shall be taken into account in accordance with applicable regulations.

          (e) Pay for this purpose shall mean Compensation under 4.02-1(b).

     4.03 Deductibility

          4.03-1 Contributions are conditioned upon deductibility under section 404 of the Internal Revenue Code, except to the extent that deductible contributions are not sufficient to pay principal and interest on an ESOP loan. To the extent a deduction is disallowed, 13.08 shall apply.

          4.03-2 If contributions would exceed the limit because of another defined contribution plan, the amount recovered under 13.08 shall be charged in the same order as reductions under 4.05-2.

     4.04 Limit on Annual Additions

          4.04-1 Benefits shall be limited in accordance with the following rules as provided in Internal Revenue Code section 415 and related regulations. The following provisions shall be applied in a manner consistent with the Code and regulations, which are incorporated by this reference.

          4.04-2 No annual addition for any participant shall be more than the lesser of the following:

          (a) $30,000 plus any authorized cost-of-living adjustments.


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          (b) 25 percent of the participant's Compensation, under 4.02-1(a), for the Limitation Year.

          4.04-3 "Annual addition" means for any Limitation Year the ESOP contributions for the year, and any reallocated forfeitures, subject to the following:

          (a) Allocations to a participant's account of Leveraged Company Stock shall be calculated with reference to Employer contributions used to repay the loan.

          (b) Contributions applied to pay interest on an ESOP Loan and allocations of forfeitures of Leveraged Company Stock shall be excluded if no more than one-third of all contributions for the year under the ESOP are contributed for the benefit of highly compensated employees.

          (c) "Highly Compensated Employee" is defined in 4.02-3.

          (d) "Leveraged Company Stock" is defined in 11.04.

          4.04-4 In applying the limitations on annual additions the following rules shall apply:

          (a)  All  employers  who  are  Affiliates   under  2.01-2,   with  the
          adjustments provided in Internal Revenue Code section 415(h), shall be considered a single employer.

          (b) The annual additions under all defined contribution plans shall be combined.

          (c) For purposes of 4.04-2(a) only, any contribution to a separate account for post-retirement medical benefits under a funded welfare benefit plan for a key employee shall be considered an annual addition under a defined contribution plan.

          4.04-5 If Employer maintains one or more other defined contribution plans at any time, the annual additions under all such plans shall be combined for purposed of applying the above limitations. For the purposes of 4.04-2(a) only, any contribution to a separate account for post-retirement medical benefits for a key employee under a funded welfare benefit plan shall be considered such an annual addition.

          4.04-6 If Employer maintains or has maintained one or more defined benefit pension plans at any time, the following shall apply:

          (a) The defined benefit fraction under all such plans combined with the defined contribution fraction under this plan and all other defined contribution plans currently or previously maintained by Employer shall not exceed 1.0 for any individual.

          (b) The defined benefit fraction numerator shall be the participant's projected annual normal retirement benefit. The denominator shall be the maximum benefit under section 415(b)(1) of the Internal Revenue Code, adjusted under (d).

          (c) The defined contribution fraction numerator shall be the sum of all annual additions for the participant since the plan's inception. The denominator shall be the sum of the maximum annual additions under section 415(c)(1) of the Internal Revenue Code for all years of the participant's employment with Employer, adjusted under (d).

          (d) The denominators under (b) and (c) shall be the smaller of the maximum percentage limitation amount times 1.4 or the maximum dollar limitation amount times 1.25.

     4.05 Adjustments to Satisfy Limits

          4.05-1 If an annual addition for a participant would exceed the limit in 4.04, contributions and any forfeiture reallocations shall be reduced pursuant to Treasury Regulation section 1.415-1(d) as necessary to eliminate the excess as follows:

          (a) The following amounts shall be reduced in the order stated:

               (1) Forfeitures derived from ESOP contributions.

               (2) ESOP contributions.

          (b) If a participant's forfeiture allocations are reduced, the amount shall be reallocated to other participants.

          (c) Any forfeitures that cannot be reallocated under (b) because of the annual addition limitation shall be placed in a suspense account and allocated as soon as possible. No revaluation adjustment shall be made in the suspense account for investment results. If the plan terminates and there are unallocated forfeitures, they shall be returned to Employer.

          4.05-2 If an annual addition for a participant would exceed the limit in 4.04 because of any other tax qualified retirement plan of an Employer, the contributions, forfeiture reallocations and benefits under the plans shall be reduced as necessary to meet the limit, in the following order:

          (a) Benefits under any defined benefit pension plan.

          (b) Annual additions under any defined contribution plan, other than this plan.

          (c) Forfeitures allocated with ESOP contributions under this plan.

          (d) ESOP contributions under this plan.

                                    ARTICLE V

                      ESOP Contributions, Allocations, Etc.

     5.01 ESOP Contributions

          5.01-1 Subject to 4.03 and 5.01-2, for each Plan Year each Employer shall make contributions to the ESOP in such amounts, if any, as may be fixed by the Company.

          5.01-2 If the ESOP is funded with an ESOP Loan, the following shall apply:

          (a) The amount fixed by the Company under 5.01-1 shall be sufficient to pay principal and interest currently due under any ESOP Loan.

          (b) Each contribution shall be applied to repayment of the ESOP Loan, to the extent directed by the Company, under the applicable Leveraged ESOP Suspense Account procedures in accordance with 5.03.

          5.01-3 ESOP contributions may be in cash or in Company stock, subject to the following rules:

          (a) Contributions to the extent necessary to pay principal and interest on an ESOP Loan shall be in cash.

          (b) "Company stock" means common stock of the Company or an Affiliate of the Company that is readily tradable on an established securities market or, if not readily tradable, common stock with the greatest voting and dividend rights.

          (c) Contributions in cash shall be applied as soon as reasonably practicable to buy Company stock unless the Trustee determines that it is not prudent to do so or the cash is applied to pay principal or interest on an ESOP Loan.

          5.01-4 ESOP contributions shall be combined with forfeitures with respect to ESOP contributions and allocated as follows:

          (a) Subject to 5.06, ESOP contributions shall be allocated to each participant in the same ratio that the Compensation (as determined under 4.02-1(c)) of such participant as a Qualified Employee bears to the total Compensation (as determined under 4.02-1(c)) of all such Participants for the Plan Year. For a new participant, the allocation shall be based on such compensation for the part year after participation starts.

          (b) A participant must have a Year of Service for the Plan Year under 3.02-3 and be employed as a Qualified Employee at the end of the Plan Year unless (c) below applies.

          (c) The Year of Service requirement in (b) and the Plan Year-end requirement shall be waived for an otherwise eligible participant who terminates employment during the year because of death, disability under 8.02-2 or retirement.

          5.01-5 This plan shall be a stock bonus plan with respect to ESOP contributions.

          5.01-6  No  participant   shall  be  required  or  permitted  to  make
     contributions to the ESOP.

     5.02 Time of Payment

     Employer shall make payments to the Trustee to cover all ESOP contributions as follows:

          (a) Employer may pay such contributions in a lump sum or periodically throughout and after the end of the year.

          (b) All contributions for a Plan Year shall be paid within the regular or extended time for filing Employer's federal income tax for the year. Any amount paid after the end of the Plan Year or a tax year of Employer shall be treated as paid on the last day of that Plan Year or tax year if (i) the contribution is paid within the time specified in this paragraph and (ii) the contribution is designated by Employer as attributable to the Plan Year or tax.

     5.03 Leveraged ESOP Suspense Accounts

          5.03-1 The Committee shall maintain an unallocated Leveraged ESOP Suspense Account for each ESOP Loan to purchase Leveraged Company Stock. The following amounts shall be credited to the Leveraged ESOP Suspense
     Account:

          (a) Proceeds from the ESOP Loan.

          (b) Leveraged Company Stock acquired with ESOP Loan proceeds.

          (c) Amounts contributed by an Employer under the ESOP and designated by the Employer for repayment of the ESOP Loan.

          (d) Earnings received on assets held in the Leveraged ESOP Suspense Account.

          5.03-2 A separate Leveraged ESOP Suspense Account shall be maintained for each ESOP Loan.

     5.04 Allocations from Leveraged ESOP Suspense Account

          5.04-1 Subject to 5.04-5, the Committee shall determine in accordance with applicable law and regulations the number of shares of Leveraged Company Stock to be released from each Leveraged ESOP Suspense Account and allocated to participants' accounts under either 5.04-2 or 5.04-3 as follows:

          (a) The number of shares released shall be based on ESOP contributions designated for repayment of the ESOP Loan during the year.

          (b) Allocations shall be made as of each Plan Year and each special allocation date designated by the Committee during the Plan Year.

          (c) Allocations shall be based on nonmonetary units corresponding with the Trustee's cost for the stock being allocated.

          (d) To the extent that earnings on Leveraged Company Stock need not be retained in a suspense account to repay money borrowed, such earnings shall be included in the allocations under (c).

          5.04-2 Subject to 5.04-3, -4 and -5 and 5.06, the number of shares released shall equal the number of shares held in the account multiplied by the principal paid for the Plan Year on the loan to buy the stock and divided by the outstanding principal at the start of the year.

          5.04-3 Shares may be released under 5.04-2 only if the following requirements are met:

          (a) The ESOP Loan provides for payment each year of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest over not more than 10 years.

          (b) No payment is classified as interest except to the extent that it would be treated as interest under standard loan amortization tables.

          (c)  The  term  of  the  loan,  including  renewals,   extensions  and
          refinancings, does not exceed 10 years.

          5.04-4 The alternative procedure described in this provision shall apply if elected by the Committee or if the requirements of 5.04-3 are not met. Subject to 5.04-5 and 5.05, under the alternative method, the number of shares of leveraged Company stock to be released from a Leveraged ESOP Suspense Account shall be proportionate to the principal and interest payments for the year on the ESOP Loan as follows:

          (a) The proportion shall be the total principal and interest paid for the Plan Year divided by the total principal and interest to be paid on such borrowed funds as of the start of the Plan Year.

          (b) If the interest under the loan is variable, future interest shall be computed at the rate in effect on the regular valuation date.

          5.04-5 If an ESOP Loan is repaid with the proceeds of another loan (Replacement ESOP Loan), the following shall apply:

          (a)  The  repayment   shall  not  release  shares  for  allocation  to
          participants.

          (b) Shares released by the repayment shall be transferred to a Leveraged ESOP Suspense Account for the Replacement ESOP Loan.

     5.05 Treatment of Dividends

          5.05-1 Subject to 5.05-2 and 5.05-4, dividends payable, if any, with respect to Company Stock held by the Trust may be used, to the extent permitted by law and the terms of such Company stock on which such dividends are paid, for the purpose of repaying any ESOP Loan if such dividends are paid with respect to Company Stock acquired with the proceeds of such ESOP Loan. In the event that dividends paid with respect to allocated Company Stock are used to repay an ESOP Loan, section 404(k)(2)(B) of the Internal Revenue Code shall apply.

          5.05-2 Subject to 5.05-3, the Trustee shall, if directed to do so by the Company, distribute cash dividends on allocated Company stock held by the ESOP Trust as follows:

          (a) Dividend distributions shall be paid in cash no later than 90 days after the end of the Plan Year in which the dividends are received by the ESOP Trust.

          (b) The amount distributed shall be the amount otherwise allocable to an individual's account for the dividend.

          (c) Any Trust earnings on a dividend before distribution shall be retained in the ESOP Trust and allocated to the ESOP account of the participant or beneficiary affected.

          (d) The Committee may allow participants to elect to have dividends retained in their accounts rather than distributed currently in cash.

          5.05-3 Company direction under 5.05-2 must be in writing and may be revoked at any time before the dividend is distributed.

          5.05-4 Any dividends not used to repay an ESOP loan or distributed to participants under 5.05-2 shall be retained in the Trust and allocated to participants' accounts in the same manner as dividends distributed under 5.05-2.

     5.06 Limitations on Allocations of Special Assets

          5.06-1 Allocation of a special asset to restricted participants and 25-percent shareholders is subject to the limits set out below. For this purpose, the following definitions apply:

          (a) "Special asset" means any of the following:

               (1) Company stock purchased in a qualifying sale.

               (2) Any other asset attributable to Company stock in (1) or allocable in place of Company stock in (1).

          (b) "Qualifying sale" means any sale of Company stock to which Internal Revenue Code section 1042 applies.

          (c) "Restricted participant" means a person who sells Company stock to the plan in a qualifying sale or the spouse, brother, sister, ancestor or lineal descendant of such a person.

          (d) "A 25-percent shareholder" means a person who, under applicable regulations, owns directly or indirectly more than 25 percent of the following:

               (1) Any class of outstanding stock of the Company or any corporation affiliated with the Company under section 409(1)(4) of the Internal Revenue Code.

               (2) The total value of any class of outstanding stock of the Company or any affiliated corporation.

          5.06-2 No special asset shall be allocated to a restricted participant during the period that begins on the date Company stock is purchased in a qualifying stock sale and ends on the later of the following:

          (a) The tenth anniversary of the qualifying sale.

          (b) The date of the final allocation under 5.05 attributable to payment of an ESOP Loan that financed the purchase of the Company stock in the qualifying sale.

          5.06-3 No special asset shall be allocated to a participant who is a 25-percent shareholder during the 12-month period ending on the date of a qualifying sale or on the date on which the special asset is allocated. An allocation of special assets to a participant who later becomes a 25-percent shareholder shall not be affected.

     5.07 Limitation on Allocation to Highly Compensated Participants.

          5.07-1 Notwithstanding the foregoing provisions of this ARTICLE if more than one-third of ESOP Contributions for a Plan Year which are deductible under section 404(a)(9) of the Internal Revenue Code would be allocated, in the aggregate, to participants described in 4.02-3, then allocations to such participants shall be reduced, pro rata, in an amount sufficient to reduce the amounts allocated to such participants to an amount not in excess of one-third of such deductible contributions with respect to such Plan Year.

          5.07-2 Any contributions which are prevented from being allocated due to the restriction contained in 5.07-1 shall be allocated to other participants as though the participants described in 4.02-3 did not participate in the Plan.

                                   ARTICLE VI

                             Participants' Accounts

     6.01 Participants' Accounts

          6.01-1 The Committee shall keep such separate accounts for each participant as may be necessary to administer the plan property.

          6.01-2 The Committee shall furnish each participant annually a statement showing contributions and forfeiture allocations, vesting and account balances.

     6.02 Valuations and Adjustments

          6.02-1 As of each regular or special valuation date the Trustee shall value the shares of Company stock and other assets at their fair market values and report the values to the Committee.

          6.02-2 Whenever the Committee finds it desirable to avoid a material distorting in benefits or otherwise to administer the plan properly, it may do either of the following:

          (a) Call for a special valuation.

          (b) Defer pending distributions until after the next regular valuation date.

          6.02-3 If Company stock is publicly traded, fair market value shall be based on the market price for the stock unless otherwise required by law at the time of the valuation. Company stock that is not publicly traded shall be valued by a qualified, independent person or organization engaged by the Committee.

     6.03 Rollovers and Transfers

          6.03-1  The  Trustee  shall  not  accept  rollover   contributions  or
     transfers  from  another   tax-qualified   retirement  plan  or  Individual
     Retirement Account (IRA) from any participant.

                                   ARTICLE VII

                               Retirement Benefits

     7.01 Entitlement; Retirement Dates; Participation After Mandatory Benefit Starting Date

          7.01-1 A participant shall be entitled to benefits on retirement or on reaching the mandatory benefit starting date under 7.04-2.

          7.01-2 Retirement shall occur on termination of employment after reaching one of the following dates:

          (a) Normal retirement date, which shall be age 65.

          (b) A deferred retirement date, which shall be any date after normal retirement date.

          7.01-3 Commencing benefits under 7.04-2 while still employed shall not constitute retirement and shall not prevent continued participation in contributions or forfeiture allocations. Contributions and forfeitures allocated to the account of a participant after the distribution date under 7.04-2 shall be distributed as soon as practicable, and in any case not later than the end of the calendar year after the calendar year that includes the allocation date.

          7.01-4 If a person entitled to receive benefits is rehired, the benefit shall not be paid until later termination of employment except as provided in 7.04-2. When the participant later terminates employment, the amount of benefit shall be redetermined.

     7.02 Amount and Form of Benefit

          7.02-1 On retirement, the benefit shall be based on the participant's entire account, which shall be 100 percent vested under 9.01-2, adjusted through the last regular or special valuation on or before distribution or segregation.

          7.02-2 Benefits shall be paid as provided in 7.05-1.

          7.02-3 If the participant's accounts are distributed before the final allocation of contributions and forfeitures is made, a final payment shall be made to the participant promptly after allocation.

          7.02-4 If the participant dies before payment of the account, it shall be paid as a death benefit under Article VIII.

     7.03 Application for Benefits; Time of Payment

          7.03-1 A participant or beneficiary eligible for benefits must apply in writing as follows:

          (a) Application shall be made on a form prescribed by the Committee.

          (b) Application shall be made after receipt of the explanation in 7.03-2(c) and within 90 days before benefits are to start.

          7.03-2 Subject to 7.04, the participant shall specify the time of payment of retirement benefits in the application and the following shall apply:

          (a) Subject to (b), the Committee shall direct the Trustee to pay benefits as soon as reasonably possible after retirement whether or not an application is filed.

          (b) The Committee may delay payment of benefits for a reasonable period necessary to process payment but in no event beyond 60 days after the latest of the following:

               (1) The end of the Plan Year of retirement.

               (2) The date the amount is known.

               (3) The date an application is received.

          (c) The Committee shall, between 30 and 90 days before benefits are to start, give the participant or other eligible recipient an explanation of the following:

               (1) The right to elect to have a direct rollover under 7.03-5.

               (2) The applicability of mandatory withholding if a direct rollover could be elected under 7.03-5 and is not.

               (3) The applicable rules on rollover and taxation of the distribution as required by section 402(f) of the Internal Revenue Code.

          (d) If a distribution of benefits is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:


               (1) The Administrative Committee clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (2) the participant, after receiving the notice, affirmatively elects a distribution.

          7.03-3 Unless the participant consents to a later date, benefits under the ESOP must be paid no later than the following:

          (a) Leveraged Company Stock shall be distributed by the end of the Plan Year in which the loan is repaid.

          (b) All other distributions shall occur by the end of the Plan Year that starts after the date of retirement or disability under 8.02.

          7.03-4 If the date for payment has passed and the Committee has not located the participant or beneficiary, the Committee shall distribute the benefit into a custodial account in a financial institution in the name of the participant or beneficiary. This shall constitute a lump sum distribution to which regular tax reporting and withholding requirements shall apply.

          7.03-5 An eligible recipient of an eligible rollover distribution may elect before a benefit is paid to have the benefit distributed by a direct rollover into an eligible retirement plan and the following shall apply:

          (a) The recipient shall furnish the Committee sufficient information to identify the eligible retirement plan and the fund holds to whom the transfer should be paid.

          (b) "Eligible retirement plan" is defined in section 402(c)(8)(b) of the Internal Revenue Code.

          (c) "Eligible rollover distribution" is defined in section 402(c)(4) of the Internal Revenue Code.

          (d) "Eligible recipient" means the participant, the spouse of a deceased participant and a spouse or former spouse who is an alternate payee under a qualified domestic relations order.

     7.04 Distribution Rules

          7.04-1 Benefits shall be paid in accordance with the following overriding rules as provided in Treasury Regulation sections 1.401(a)(9)-1 and -2.

          7.04-2 Payment to a participant shall be made not later than the later to occur of the April 1 of the calendar year following the calendar year
     (i) in which the participant reaches 70 1/2, or (ii) the calendar year in which the Participant terminates employment. Clause (ii) shall not apply in the case of a 5% of owner of an Employer (as defined in Section 416(i) of the Code).

     7.05 Distribution and Transfer of Company Stock

          7.05-1 Distributions under the ESOP shall be paid as follows:

          (a) Amounts in a participant's ESOP account that have been invested pursuant to an election to diversify under 11.02-3 shall be paid in cash.

          (b) All amounts remaining in the participant's ESOP account shall be paid in whole shares of Company stock and cash for fractional shares. Company Stock distributed under the ESOP shall be transferable only in conformance with applicable state and federal securities laws.

     7.06 Right to Sell Distributed Shares

          7.06-1 This section shall apply to Company stock that meets both of the following criteria as defined by applicable regulations:

          (a) It is not subject to a trading limitation.

          (b) It is not publicly traded.

     Company stock is publicly traded if it is listed on a national securities exchange or quoted on a system sponsored by a national securities association.

          7.06-2 If non-Leveraged Company Stock subject to this section is distributed from the trust, the holder may require the Company to buy the stock, subject to 7.06-5, as follows:

          (a) The stock must be held by a participant, former participant, beneficiary of a participant, or a person who received the stock by gift from or by reason of the death of such a participant or beneficiary, or by the trustee or custodian of an individual retirement account of any of the above persons.

          (b) The holder may elect within 60 days after it is distributed to sell any of the stock to the Company.

          (c) If the holder does not sell all the stock under (b), the Company must notify the holder of the value of the stock as of the end of the Plan Year in which the 60 day period ends. The holder may then elect within 60 days after receipt of the notice to sell any of the remaining stock to the Company.

          (d) A sale under (b) or (c) shall be carried out under 7.06-4.

          7.06-3  If  Leveraged   Company  Stock  subject  to  this  section  is
     distributed from the trust, the holder may require the Company to buy any of the stock, subject to 7.06-5, as follows:

          (a) The stock must be held by a participant, former participant, beneficiary of a participant, or a person who received the stock by gift from or by reason of the death of such a participant or beneficiary.

          (b) An election to sell must be made by the holder within 15 months after the stock is distributed excluding any period after distribution during which the Company is not permitted by applicable federal or state law to make such a purchase.

          (c) Company stock that is publicly traded but ceases to be publicly traded within 15 months shall remain subject to the election described in 7.06-3(b) for the remainder of the 15 month period. The Company must so notify the holder according to applicable regulations.

          7.06-4 The price and terms of payment for a purchase under 7.06-2 and 7.06-3 shall be as follows:

          (a) The purchase price shall be the fair market value as of the last valuation date or the date of exercise as required by applicable regulations. The fair market value shall be determined under 6.02-3.

          (b) The Company may elect before any payment is due to pay in a lump sum or installments, subject to the following:

               (1) Installment payments may only be made on repurchase of Company stock distributed by lump sum payment.

               (2)   Installment   payments   must  be  at   least  as  fast  as
               substantially equal periodic payments, not less frequently than annually, over a period not longer than five years.

               (3) Any amount payable in installments shall bear interest a reasonable rate determined by the Company from the date of the election to sell.

               (4) Any amount payable in installments shall be secured by Company stock or other assets with a value equal to at least 125% of the outstanding balance.

          (c) The lump sum or initial installment shall be paid within 30 days after the election.

          7.06-5 The Company may grant the Trustee an option to assume the rights and obligations of the Company under 7.06-2 through 7.06-4 if the Trustee has sufficient available assets to do so. The Company may grant such option any time before the closing of the sale by delivering to the Trustee a notice authorizing the Trustee to make the purchase. In that event, the Trustee may elect to buy the stock and determine the method of payment under 7.06-4, including interest rate under 7.06-4(b)(3).

          7.06-6 Except as provided under this section and 11.05, Leveraged Company Stock shall not be subject to a put, call, or other option, or buy--sell or similar arrangement.

          7.06-7 The right to sell under this section and the restriction in 7.06-6 shall continue even if the ESOP ceases to be a qualified employee stock ownership plan.

     7.07 Right of First Refusal

          7.07-1 Shares of the Company Stock purchased with the proceeds of a Loan and distributed by the Trustee may be subject to a "right of first refusal." Such a "right" shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Company at a price equal to the greater of (i) the then fair market value of such shares of Company Stock or (ii) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith (as determined by the Committee) offer to purchase such shares of Company Stock.

          7.07-2 The Trust or the Company, as the case may be, may accept the offer as to part or all of the Company Stock at any time during a period not exceeding 14 days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Committee. If the offer is not accepted by the Trust, or the Company, or both, then the proposed transfer may be completed within a reasonable prior following the end of the 14 day period, but only upon terms and conditions of the third party buyer's prior offer.

          7.07-3 Shares of Company Stock which are publicly traded with the meaning of Code Section 409(h)(1)(B) at the time such right may otherwise be exercised shall not be subject to this "right of first refusal."

                                  ARTICLE VIII

                         Benefits on Death or Disability

     8.01 Benefits on Death

          8.01-1 A deceased participant's vested account, adjusted to the last regular or special valuation date before payment and including any final allocation for the year of death, shall be paid as a death benefit to the beneficiary in a lump sum in the form provided under 7.05- 1. If death occurs before employment terminates, the participant's account shall be fully vested.

          8.01-2 The beneficiary shall make application under 8.03-1. Distributions from the ESOP must begin no later than the end of the Plan Year that starts after the date of death. If the Committee has not located the beneficiary within the time for payment, 7.03-4 shall apply.

     8.02 Benefits on Disability

          8.02-1 A participant whose employment ends because of disability shall be fully vested and entitled to receive benefits. Subject to 8.02-3, benefits shall be paid by lump sum at a time fixed under 9.03.

          8.02-2 A disabled participant is one who as a result of illness or injury suffers from a condition of mind or body that permanently prevents continued employment by Employer. The Committee shall determine the existence of disability and may have the participant examined by and rely on advice from a medical examiner satisfactory to the Committee in making the determination.

          8.02-3 If the participant notifies the Committee in writing that benefits after disability would reduce any other disability benefit, the Committee shall defer payment until the other benefit stops, subject to 7.04-2.

     8.03 Designation of Beneficiary

          8.03-1 Each participant shall file a designation of beneficiaries with the Committee as follows:

          (a)  The   designation   shall   name  a   specific   beneficiary   or
          beneficiaries, which may include a trust. The beneficiaries may be changed from time to time in accordance with these provisions.

          (b) A designation by a married participant of a beneficiary other than the surviving spouse shall not be effective unless either of the following applies:

               (1) The spouse executes a consent in writing that acknowledges the effect of the designation and is witnessed by a plan representative or notary public.

               (2) The consent cannot be obtained because the spouse cannot be located or because of other circumstances provided by applicable regulations.

          (c) A determination in good faith by the Committee that (b) has been complied with shall be final and binding if the Committee has exercised proper fiduciary care in making the determination.

          (d) The designated beneficiary or other recipient described below shall receive any residual benefit after death of a participant.

          8.03-2 If the participant's marital status changes after the participant has designated a beneficiary, the following shall apply, subject to any applicable qualified domestic relations order under 13.06-2:

          (a) If the participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse is the beneficiary or the spouse consents to the designation in the manner prescribed above.

          (b) If the participant is unmarried at death but was married when the designation was made, the benefit shall be paid as though the former spouse had predeceased the participant.

          (c) If the participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse consents to it in the manner prescribed above.

          8.03-3 If a beneficiary dies after the death of a participant but before full distribution to the beneficiary, any benefit to which the beneficiary was entitled shall be paid to the estate of the deceased beneficiary.

          8.03-4 The following shall apply to any part of a benefit as to which no valid designation of beneficiary is in effect at death:

          (a) Subject to (b) and (c) below, the benefit shall be paid in the following order of priority:

               (1) To the participant's surviving spouse.

               (2) To the participant's surviving children in equal shares.

               (3) To the participant's estate.

          (b) If a beneficiary designated under (a) above or under 8.03-1 disclaims a benefit, the benefit shall be paid as though that beneficiary had predeceased the participant.

          (c) If a surviving spouse entitled to a benefit consents after the participant's death to the participant's designation of another beneficiary, the other beneficiary shall be a validly designated beneficiary as to such benefit.

                                   ARTICLE IX

                    Benefits After Termination of Employment

     9.01 Vesting

          9.01-1 Amounts attributable to ESOP contributions shall be vested as follows based on Years of Service under 3.02 completed after age 18:

                    Years of Service
                      after age 18                      Percent Vested

                      Less than 2                              0%
                            2                                 20%
                            3                                 40%
                            4                                 60%
                            5                                 80%
                      6 or more                              100%

          9.01-2 A participant who, while employed by Employer, dies, becomes disabled under 8.02-2 or becomes eligible for retirement shall be fully vested.

     9.02 Distributable Amount

          9.02-1 Absent rehire and restoration under 9.05, a participant whose employment terminates for any reason, other than retirement, disability under 8.02 or death, shall receive only the vested interest under 9.01.

          9.02-2 The amount to be forfeited shall be determined under 9.04-2(a). The amount of the vested benefit shall be based on the last regular or special valuation on or before payment or segregation under 9.03.

     9.03 Payment of benefits

          9.03-1 Subject to 7.04-2, the participant shall specify the time of payment of benefits after termination of employment in the application under 7.03, and the following shall apply:

          (a) Subject to (b) below, the Committee shall direct the Trustee to pay benefits as soon as reasonably possible, whether or not an application has been filed, if either of the following applies:

               (1) The distributable amount has never been over $3,500.

               (2) The participant has reached normal retirement date.

          (b) Subject to (e), the committee may delay payment for a reasonable period necessary to process payment but in no event beyond 60 days after the latest of the following:

               (1) The end of the Plan Year of retirement.

               (2) The date the amount is known.

               (3) The date an application is received.

          (c) The Committee shall, between 30 and 90 days before benefits are to start, give the participant the explanation described in 7.03-2(c) and, unless (a) above applies, an explanation of the right to defer payment until normal retirement date.

          (d) If a person entitled to receive benefits is rehired, the benefit shall not be paid until later termination of employment, except as provided in 7.04-2. When the participant later terminates, the amount of the benefit shall be redetermined.

          (e) Unless the participant consents to a later date, benefits under the ESOP shall be paid no later than the following:

               (1) Leveraged Company Stock shall be distributed by the end of the Plan Year in which the loan is repaid.

               (2) All other distributions shall occur by the close of the fifth Plan Year after the Plan Year of termination of employment.

               (3) In the case of a participant with a distributable amount which has a value in excess of seven hundred ten thousand dollars ($710,000) (as adjusted pursuant to section 409(o)(2) of the Internal Revenue Code) on the Valuation Date coincident with or immediately preceding the date distributions are scheduled to commence, all other distributions shall occur by the close of the fifth Plan Year plus one additional year (but not more than five additional years) for each one hundred forty thousand dollars
               ($140,000) (as adjusted pursuant to section 409(o)(2) of the Internal Revenue Code) or fraction thereof by which the value of such distributable amount exceeds seven hundred ten thousand dollars ($710,000) (as adjusted pursuant to section 409(o)(2) of the Internal Revenue Code).

          9.03-2 If the date for payment has passed and the Committee has not located the participant or beneficiary, the Committee shall distribute the benefit under the procedure described in 7.03-4.

     9.04 Forfeiture of Unvested Amounts

          9.04-1 The unvested portion of a participant's account(s) shall be forfeited at the earlier of the following:

          (a) The first Plan Year-end at which all of the following are true:

               (1) The participant has no vested interest or the participant's vested interest has been distributed fully.

               (2) The participant is not then an employee.

          (b) The end of the Plan Year in which the fifth Break-in-Service Year ends.

          9.04-2 Leveraged Company Stock in a participant's account(s) shall be forfeited only after all other forfeitable assets in the participant's account(s) have been forfeited.

          9.04-3 Forfeitures shall be accounted for as follows:

          (a) The amount forfeited shall be based on the balance in the account as of the end of the Plan Year in which forfeiture occurs.

          (b) Forfeitures shall first be applied to restore prior forfeitures under 9.05.

          (c) Any forfeitures remaining after application under (b) shall be pooled and reallocated under 5.01-4 among all remaining participants, regardless of their Employer.

          9.04-4 A zero vested balance of a participant shall be treated as though distributed immediately when employment terminates.

     9.05 Restoration of Forfeited Amounts

          9.05-1 If a participant is rehired before a Break in Service but after a forfeiture under 9.04-1(a) because of an imputed or actual full distribution, the forfeited amount, unadjusted for interim gains or losses, shall be subject to restoration under 9.05-2. If the rehire occurs after a Break in Service, no restoration shall occur.

          9.05-2 An amount subject to restoration under 9.05-1 shall be credited to the participant's ESOP account, as of the first Plan-Year-end after rehire and application under 9.05- 4. Amounts restored shall be derived first from forfeitures for the Plan Year of restoration, and then from additional Employer contributions.

          9.05-3 A rehired participant under 9.05-1 may repay the full amount previously distributed from a partially vested account as follows:

          (a) Repayment shall be made in a single lump sum. Partial repayments shall not be allowed.

          (b) Repayment may only be made while the participant remains employed, and may not be made later than five years after rehire.

          (c) Repaid amounts shall be fully vested and shall be accounted for in such manner as the Committee may decide.

          (d) Repayment cannot be made in whole or in part by rollover from another plan or IRA.

          9.05-4 In order to receive a restoration under 9.05-1 and 9.05-2, a participant must apply for restoration within the time allowed for repayment under 9.05-3. Repayment shall not be required.

     9.06 Vesting After Rehire

          9.06-1 A participant who is fully vested on termination of employment shall remain fully vested after rehire.

          9.06-2 The following rules shall apply in determining future vested balances for ESOP contributions after rehire of a participant who is not fully vested:

          (a) If the rehire occurs before a distribution is made from the account or if the participant repays a distribution under 9.05-3 after rehire, the following shall apply:

               (1) Subject to (2), the participant's future vested balance shall be determined by applying the vesting schedule to the entire account.

               (2) In no event shall the vested amount under (1) be less than the amount repaid under 9.05-3, adjusted for investment results after the date of repayment.

          (b) If the rehire occurs after a distribution is made from the account and before the participant has five-year Break in Service and no repayment is made under 10.05-3, the participant's future vested balance shall be determined by taking the following steps:

               (1) Multiplying the participant's vesting percentage times the sum of the current account balance and the amount previously distributed.

               (2) Subtracting the amount previously distributed.

          (c) If the rehire occurs after the participant has a Break in Service, the following shall apply:

               (1) Any unforfeited and undistributed residue of the participant's partially vested account shall remain fully vested and be carried as a separate account until the participant's future contributions are fully vested.

               (2) The forfeited balance shall not be restored.

                                    ARTICLE X

                               Plan Administration

     10.01 Administrative Committee

          10.01-1 The plan shall be administered by an Administrative Committee of one or more persons appointed by the chief executive officer of the Company, who may delegate that function. The Committee shall have a Chair chosen from among its members and a secretary who need not be a member. Minute shall be kept of all proceedings of the Committee. The Committee may act at a meeting by a majority vote of a quorum present or without a meeting by action recorded in a memorandum signed by a majority of all members. A majority of members shall constitute a quorum.

          10.01-2 Any member of the Committee may resign on 15 days' notice to the chief executive officer. The Company or delegate may remove any Committee member without having to show cause. All vacancies on the Committee shall be filled as soon as reasonably practicable. Until a new appointment is made, the remaining members of the Committee shall have authority to act although less than a quorum.

          10.01-3 The Committee shall keep records of all relevant data about the rights of all persons under the plan. The Committee shall determine eligibility to participate and the time, manner, amount and recipient of payment of benefits and the Service of any employee and shall instruct the Trustee on distributions. Any person have an interest under the plan may consult the Committee at any reasonable time.

          10.01-4 The Committee shall interpret the plan and the related trusts, shall decide any questions about the rights of participants and their beneficiaries and in general shall administer the plan and trusts. Any decisions by the Committee shall be final and bind all parties. The Committee shall have absolute discretion to carry out its responsibilities.

          10.01-5 The Committee shall be the plan administrator under federal laws and regulations applicable to plan administration and shall comply with such laws and regulations. The Chair of the Committee shall be an agent for service of process on the plan at the Company's address.

          10.01-6 The Committee may delegate all or part of its administrative duties to one or more agents and may retain advisors to assist it. The Committee may consult with and rely upon the advice of counsel who may be counsel for an Employer. The Committee shall appoint any independent public accountant required for the plan.

          10.01-7 Each Employer shall furnish the Committee any information reasonably requested by it for plan administration.

     10.02 Company and Employer Functions

          10.02-1 The power to appoint or remove any Committee member may be exercised only by the chief executive officer under 10.01. The Company and the Employers have no administrative authority or function and are not plan fiduciaries.

          10.02-2 Except as provided in 10.03-3, all Company or Employer functions or responsibilities shall be exercised by the chief executive officer of the Company, who may delegate all or any part of those functions.

          10.02-3 The power to fix ESOP contributions and amend or terminate the plan or related trusts may be exercised only by the Board of Directors of the Company, except as provided in 10.03-4.

          10.02-4 The chief executive officer of the Company or a delegate may amend the plan to make technical, administrative or editorial changes on advice of counsel to comply with applicable law or to simplify or clarify the plan.

          10.02-5 The Board of Directors of the Company or an Employer shall have no administrative or investment authority or function. Membership on the Board shall not, by itself, cause a person to be considered a plan fiduciary.

     10.03 Claims Procedure

          10.03-1 Any person claiming a benefit or requesting information, an interpretation or a ruling under the plan shall present the request in writing to the Committee Chair, who shall respond in writing as soon as practicable.

          10.03-2 If the claim or request is denied, the written notice of denial shall state the following:

          (a) The reasons for denial, with specific reference to the plan provisions on which the denial is based.

          (b) A description of any additional material or information required for review of the claim and an explanation of why it is necessary.

          (c) An explanation of the plan's claim review procedure.

          10.03-3 The initial notice of denial shall normally be given within 90 days after receipt of the claim. If special circumstances require an extension of time, the claimant shall be so notified and the time limit shall be 180 days.

          10.03-4 Any person whose claim or request is denied or who has not received a response within 30 days may request review by notice in writing to the Committee chair. The original decision shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, whether or not there is a hearing, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

          10.03-5 The decision on review shall normally be made within 60 days. If an extension is required for a hearing or other special circumstances, the claimant shall be so notified and the time limit shall be 120 days. The decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and binding on all parties concerned.

     10.04 Expenses

          10.04-1 Members of the Committees shall not be compensated for services. The Committee shall be reimbursed for all expenses.

          10.04-2 The Company may elect to pay any administrative fees or expenses and may allocate the cost among the Employers. Otherwise the expenses and fees shall be paid from the Plan assets. Expenses related to a particular account or an investment fund may be charged directly to that account or fund.

     10.05 Indemnity and Bonding

          10.05-1 The Company shall indemnify and defend any plan fiduciary who is an officer, director or employee of Employer from any claim or liability that arises from any action or inaction in connection with the plan subject to the following rules:

          (a) Coverage shall be limited to actions taken in good faith that the fiduciary reasonably believed were not opposed to the best interest of the plan.

          (b) Negligence by the fiduciary shall be covered to the fullest extent permitted by law.

          (c) Coverage shall be reduced to the extent of any insurance coverage.

          10.06-2 Plan fiduciaries shall be bonded to the extent required by applicable law for the protection of plan assets.

                                   ARTICLE XI

                            Investment of Trust Funds

     11.01 Trust Funds

          11.01-1 Benefits under the ESOP shall be funded through the Riverview Savings Bank Employee Stock Ownership Trust (the "ESOP Trust") established by agreement between the Company and one or more Trustees who are referred to herein as the "Trustee." The ESOP Trust shall be a separate trust for assets contributed and held under the ESOP.

          11.01-2 Contributions shall be paid to the Trustee who shall pool them for investment. The Trustee shall have no regard for the separate interests of individual participants and shall rely on the Committee in paying benefits. The Trustee shall accept the sums paid and need not determine the required amount of contributions or collect any contribution not voluntarily paid.

     11.02 ESOP Trust

          11.02-1 Except as provided in 11.02-2, all assets attributable to ESOP contributions or ESOP Loans shall be held in the ESOP Trust. The interest of any lender under an ESOP Loan shall relate only to assets of the ESOP Trust.

          11.02-2 All assets of the ESOP Trust shall be invested primarily in Company stock unless the Trustee determines that it is not prudent to do so or 11.02-3 applies.

          11.02-3 Participants may elect to diversify amounts allocated to their ESOP accounts as follows:

          (a) A diversification election shall be allowed in each of the six Plan Years starting with the year in which the participant first qualifies under (b).

          (b) The diversification election shall only be available to a participant who is age 55 or older with 10 or more years of participation in the ESOP.

          (c) During the first five years under (a), a participant may elect to have up to 25 percent of the total of the amounts attributable to ESOP contributions invested in investment funds under (e). During the sixth year as provided under (a), the applicable percentage shall be 50 percent.

          (d) Elections under (c) must be made no later than 90 days after the end of the applicable Plan Year, and shall be carried out within 180 days after the end of the applicable Plan Year. Diversification elections, once made become irrevocable following 90 days after the applicable Plan Year.

          (e) Investment alternatives under (c) shall be specified by the Committee and must include at least three options not inconsistent with any applicable regulations under section 401(a)(28) of the Internal Revenue Code.

     11.03 Voting Company Stock

          11.03-1 Participants shall be permitted in accordance with applicable federal regulations to direct the manner of exercise of voting rights on shares of Company stock including fractional shares allocated to any of their accounts, as follows:

          (a) Participants may direct the voting of shares on any matter on which shareholders are entitled to vote. The Trustee shall follow the Participant's directions unless the Trustee determines that it would be inconsistent with its fiduciary duties to do so.

          (b) The Company shall make available to the Committee to provide to the Trustees and plan participants all notices and information provided to its shareholders in connection with the exercise of their voting rights.

          (c) The Committee shall solicit directions from participants to vote the shares of Company stock allocated to participants accounts in the same manner as proxies are solicited generally from shareholders of Company Stock.

          (d) If a participant fails to give directions, such voting rights may be exercised in the same manner as voting rights with respect to unallocated shares as provided in 11.03-2.

          (e) Except as required for trust administration or by law, individual participant voting instructions shall be held by the Trustee in confidence.

          11.03-2 The Trustee shall vote all unallocated Company Stock held in the Trust only as directed by the Committee, in the Committee's sole discretion, after the Committee determines such action to be in the best interests of participants and beneficiaries.

     11.04 ESOP Loans

          11.04-1 At the direction of the Committee, the Trustee may borrow money (an "ESOP Loan") to buy Company stock ("Leveraged Company Stock"), or to repay a prior ESOP Loan to buy such stock as follows:

          (a) The ESOP Loan must be on terms permitted under and be subject to the conditions of applicable law and regulations.

          (b) The interest rate may not exceed a reasonable rate at t time the loan is made.

          (c) On default, the value of trust assets transferred in satisfaction for the loan shall not exceed the amount of the default. If the lender is a disqualified person, the loan must provide that assets transferred on default of the loan will not exceed the amount by which the plan has failed to meet the payment schedule of the loan.

          (d) The loan must be without recourse against the plan. The only trust assets that may be used as security for the ESOP Loan are the following:

               (1)  The  Leveraged   Company  Stock  purchased  with  ESOP  Loan
               proceeds.

               (2) The Leveraged Company Stock purchased with the proceeds of a prior ESOP Loan repaid with the proceeds of the current ESOP Loan.

          (e) The lender may not have a right to any assets held under the plan other than the following:

               (1) Collateral given for the loan under (d).

               (2) ESOP contributions made in cash to repay the ESOP Loan.

               (3) Earnings on the assets in (1) and (2) above.

          (f) ESOP contributions (other than Company Stock) and income from such contributions and from Leveraged Company Stock may be used to repay the ESOP Loan, as directed by the Company. Unused amounts may be carried over to a future year. No other amounts may be used to pay on an ESOP Loan.

          (g) The ESOP Loan must be primarily for the benefit of participants and beneficiaries.

          11.04-2 All assets acquired with the proceeds of an ESOP Loan shall be held in a suspense account under 5.03 and allocated under 5.04.


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


                                   ARTICLE XII

                         Amendment; Termination; Merger

     12.01 Amendment

          12.01-1 The Company may amend this plan at any time by written instrument as follows:

          (a) No amendment shall revest any of the plan assets in any Employer or otherwise modify the plan so that it would not be for the exclusive benefit of eligible employees except as required or permitted by applicable law and regulations.

          (b) No amendment shall reduce any participant's accrued benefit, or the vested percentage of that accrued benefit, as of the date the amendment is adopted or is effective, whichever is later.

          (c) No amendment shall increase the Years of Service required for vesting without allowing each participant with at least three Years of Service on the date the amendment is adopted a 60-day period to elect in writing to the Committee to have the prior vesting schedule continue to apply to future benefits under the plan. The 60-day election period shall begin on the latest of the following:

               (1) The date the amendment is adopted.

               (2) The date the amendment is effective.

               (3) The date the participant is provided written notice of the amendment.

     12.02 Termination

          12.02-1 The Company may terminate this plan or discontinue contributions at any time. In the event of any total or partial termination or discontinuance, the accounts of all affected participants shall be fully vested and nonforfeitable. The Company may request a ruling from the Internal Revenue Service on the effect of termination on the qualification of the plan.

          12.02-2 If the Plan is terminated, or contributions permanent discontinued, the Company, at its discretion, may (at that time or at any later time) direct the Trustee to distribute the amounts in a participant's Accounts in accordance with the distribution provisions of the Plan. If the Company does not direct such distribution, each Participant's Account shall be maintained until distributed in accordance with the provisions of the Plan (determined without regard to this section) as though the Plan had not been terminated or contributions discontinued.

     12.03 Treatment of Employers

          12.03-1 All employees of all Employers, including the Company, shall be treated as though employed by one Employer for purposes of determining total or partial termination. For this purpose the plan shall be treated as one plan and not as a collection of separate plans of the Employers. If some or all of the employees of an Employer terminate employment, this shall be viewed in the context of the whole plan to determine whether there has been a partial termination and whether accelerated vesting is required.

          12.03-2 An Employer may be excluded from the plan with respect to its employees at any time by the Company. Such exclusion shall not automatically constitute a termination or partial termination of the plan. Employees of the excluded Affiliate shall be treated as having terminated employment if the affiliate ceases to maintain its affiliated status. Unless the Committee determines or the Internal Revenue Service rules that the exclusion constitutes a partial termination of the plan, the rights of the employees of the excluded Affiliate shall not become fully vested and nonforfeitable as a result of the exclusion. If the excluded Affiliate retain its affiliated status with the Company, its employees shall continue to accrue Service for purpose of vesting, but shall not be eligible to participate in contributions and forfeitures with respect to pay after the effective date of the exclusion.

     12.04 Merger

     If this plan is merged or consolidated with or the assets or liabilities are transferred to any other plan or trust, the benefit that each participant would receive if the plan terminated just afterwards shall be at least as much as if it terminated just before.

                                  ARTICLE XIII

                            Miscellaneous Provisions

     13.01 Information Furnished

          13.01-1 The Trustee may accept as correct and rely on any information furnished by an Employer or the Committee. The Trustee and the Committee may not demand an audit, investigation or disclosure of the records of Employer.

     13.02 Applicable Law

     This Plan shall be construed according to the laws of Washington except as preempted by federal law.

     13.03 Plan Binding on All Parties

     This plan shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.

     13.04 Not a Contract of Employment

     The plan shall not be a contract of employment between an Employer and any employee, and no employee may object to amendment or termination of the plan. The Plan shall not prevent any Employer from discharging any employee at any time.

     13.05 Notices

     Except as otherwise required or permitted under this plan or applicable law, any notice or direction under this plan shall be in writing and shall be effective when actually delivered or transmitted electronically or when deposited postpaid as first-class mail. Mail shall be directed to the address stated in this plan or in a statement of adoption or to such other address as a party may specify by notice to the other parties. Notice to the Committee shall be sent to the Company's address.

     13.06 Benefits not Assignable; Qualified Domestic Relations Orders

          13.06-1 This plan is for the personal protection of the participants. No vested or unvested interest of any participant or beneficiary may be assigned, alienated, seized by legal process, transferred or subjected to the claims or creditors in any way, except as provided in 13.06-2.

          13.06-2 Benefits shall be paid in accordance with a qualified domestic relations order (QDRO) under section 414(p) of the Internal Revenue Code pursuant to procedures established by the Committee.

     13.07 Nondiscrimination

     The Company, each Employer, and the Committee shall to the fullest extent possible treat all person who may be similarly situated alike under this Plan.

     13.08 Nonreversion of Assets

          13.08-1 Subject to 1.02-2 and the following paragraphs, no part of the contributions or the principal or income of this plan shall be paid to or revested in an Employer or be used other than for the exclusive benefit of the participants and their beneficiaries.

          13.08-2 A contribution may be returned to an Employer to the extent that either of the following applies:

          (a) The contribution was made by mistake of fact.

          (b) A deduction for the contribution under 4.03-1 other than an ESOP contribution excepted under 4.03-1, is disallowed.

          13.08-3 Return of contributions under 13.08-2 shall be subject to the following:

          (a) Any return must occur within one year of the mistaken payment or disallowance of the deduction.

          (b) The returnable amount shall be reduced by a pro rata share of any investment losses attributable to the contribution and by any amounts that cannot be charged under (c) below.

          (c) The amounts returned shall be charged to participants' accounts in the same proportion as the accounts were credited with the contribution. No participant's account shall be charged more than it was previously credited.

                                   ARTICLE XIV

                                 Top-Heavy Rules

     14.01 General. This ARTICLE shall only be applicable if the Plan becomes a Top- Heavy Plan under section 416 of the Internal Revenue Code. If the Plan does not become a Top- Heavy Plan, then none of the provisions of this ARTICLE shall be operative. The provisions of this ARTICLE shall be interpreted and applied in a manner consistent with the requirements of section 416 of the Internal Revenue Code and the regulations thereunder.

     14.02 Minimum Contribution.

          14.02-1 For each Plan Year that the Plan is a Top- Heavy Plan, the Company shall make a Company Contribution to be allocated directly to the Account of each Non-Key Employee as set forth in this section.

          14.02-2 The amount of the Employer Contribution (and forfeitures) required to be contributed and allocated for a Plan Year by this section is three percent (3%) of the Top- Heavy Compensation for that Plan Year of each Non-Key Employee who is both a Participant and an Employee on the last day of the Plan Year for which the Employer Contribution is made, with adjustments as provided herein. If the Employer Contribution allocated to the Accounts of each Key Employee for a Plan Year is less than three percent (3%) of his or her Top-Heavy Compensation, then the Employer Contribution required by the preceding sentence shall be reduced for that Plan Year to the same percentage of Top-Heavy Compensation that was allocated to the Account of the Key Employee whose Account received the greatest allocation of Employer Contributions for that Plan Year, when computed as a percentage of Top-Heavy Compensation.

          14.02-3 The contribution required by this section shall be reduced for a Plan Year to the extent of any Employer Contributions made and allocated under this Plan or any other contributions from the Employer made and allocated under any other Aggregated Plans.

     14.03 Definitions. The following terms shall have the meanings specified herein and shall be interpreted in a manner consistent with Section 416 of the Internal Revenue Code.

     (1) Aggregated Plans.

          (i) The Plan, any plan that is part of a "required aggregation group" and any plan that is part of a "permissive aggregation group" that the Company treats as an Aggregated Plan.

          (ii) The "required aggregation group" consists of each plan of the Company in which a Key Employee participates (in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years) and each other plan of the

          Company which enables any plan of the Company in which a Key Employee participates to meet the requirements of section 401(a)(4) or section 410(b) of the Code.

          (iii) The "permissive aggregation group" consists of any plan not included in the "required aggregation group" if the Aggregated Plan described in subparagraph (i) above would continue to meet the requirements of section 401(a)(4) and 410 of the Internal Revenue Code with such additional plan being taken into account.

     (2) Determination Date. The last day of the preceding Plan Year, or, in the case of the first Plan Year of any plan, the last day of such Plan Year. The computations made on the Determination Date shall utilize information from the immediately preceding Valuation Date.

     (3) Key Employee.

          (i) An Employee (or former Employee) who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, is:

               (A) An officer of an Employer with annual Top-Heavy Compensation for the Plan Year greater than one hundred fifty percent (150%) of the amount in effect under section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which that Plan Year ends;

               (B) one of the ten (10) Employees owning (or considered as owning under section 318 of the Internal Revenue Code) the largest interest in an Employer, who has more than one-half of one percent (.5%) interest in an Employer, and who has annual Top-Heavy Compensation for the Plan Year at least equal to the maximum dollar limitation under section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which that Plan Year ends;

               (C) a five percent (5%) or greater shareholder in an Employer; or

               (D) a one percent (1%) shareholder in an Employer with annual Top- Heavy Compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

          (ii) For purposes of paragraphs (3)(i)(C) and (3)(i)(D),  the rules of section 414(b), (c) and (m) of the Internal Revenue Code shall not apply. Beneficiaries of an Employee shall acquire the character of such Employee and inherited benefits will retain the character of the benefits of the Employee who performed services.

     (4) Non-Key Employee. Any Employee who is not a Key Employee.

     (5) Super Top-Heavy Plan. A Top-Heavy Plan in which the sum of the present value of the cumulative accrued benefits and accounts for Key Employees exceeds ninety percent (90%) of the comparable sum determined for all Employees. The foregoing determination shall be made in the same manner as the determination of a Top-Heavy Plan under this section.

     (6) Top-Heavy Compensation. The term Top-Heavy Compensation shall have the same meaning as the term Compensation has under 4.02-1(a).

     (7) Top-Heavy Plan. The Plan is a Top-Heavy Plan for a Plan Year if, as of the Determination Date for that Plan Year, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans that are Aggregated Plans and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans that are Aggregated Plans exceeds sixty percent (60%) of the comparable sum determined for all Employees.

     (8) Years of Top-Heavy Service. The number of years of service with an Employer that must be counted under section 411(a) of the Internal Revenue Code, disregarding all service that may be disregarded under section 411(a)(4) of the Internal Revenue Code.

     14.04 Special Rules.

          14.04-1 For purposes of determining the present value of the cumulative accrued benefit for any Participant or the amount of the Account of any Participant, such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the Plan Year that includes the Determination Date and the four
     (4) preceding Plan Years (if such amounts would otherwise have been omitted).

          14.04-2 In the case of unrelated rollovers and transfers, (i) the plan making the distribution or transfer is to count the distribution as a distribution under section 416(g)(3) of the Internal Revenue Code, and (ii) the plan accepting the rollover or transfer is not to consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted after December 31, 1983, but is to consider it as part of the accrued benefit if such rollover or transfer was accepted before January 1, 1984. For this purpose, rollovers and transfers are to be considered unrelated if they are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer.

          In the case of related rollovers and transfers, the plan making the distribution or transfer is not to count the distribution or transfer under section 416(g)(3) of the Code, and the plan accepting the rollover or transfer counts the rollover or transfer in the present value of the accrued benefits. For this purpose, rollovers and transfers are to be considered related if they are not unrelated this 14.05-2.

          14.04-3 If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit for such Employee (and the Account of such Employee) shall not be taken into account.

          14.04-4 Beneficiaries of Key Employees and former Key Employees are considered to be Key Employees and Beneficiaries of Non-Key Employees and former Non-Key Employees are considered to be Non-Key Employees.

          14.04-5  For  Plan  Years   beginning   before   1985,   contributions
     attributable to a salary reduction or similar arrangement shall not be taken into account.

     14.05 Adjustment of Limitations.

          14.05-1 If this Article is applicable, then the contribution and benefit limitations in 4.04-6 shall be reduced as provided under section 416(h) of the Internal Revenue Code.

          14.05-2 shall be applicable for any Plan Year in which either:

          (a) the Plan is a Super Top-Heavy Plan; or

          (b) the Plan both is a Top-Heavy Plan (but not a Super Top-Heavy Plan) and provides Employer Contributions (and forfeitures) to the Account of any Non-Key Employee in an amount less than four percent (4%) of such Participant's Top- Heavy Compensation, as determined in accordance with this Article.

     IN WITNESS WHEREOF, Riverview Savings Bank has caused this Plan to be executed by its duly authorized officer this 31st day of March, 1997.


Attest:                                     RIVERVIEW SAVINGS BANK



/s/ Phyllis Kreibich                        By: /s/ Patrick Sheaffer
--------------------                            ------------------------
Secretary                                         President